UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 ☒  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 1, 2004

Commission file number 001-15081

UnionBanCal Corporation

State of Incorporation: Delaware

I.R.S. Employer Identification No. 94-1234979

400 California Street

San Francisco, CA  94104-1302

Tel. (415) 765-2969

Item 5.  Other Events and Regulation FD Disclosure

On July 1, 2004, the Company entered into the Agreement and Plan of Merger attached to this report as Exhibit 2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)          Exhibits:

The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:   July 7, 2004

UNIONBANCAL CORPORATION

By:	/s/David I. Matson
David I. Matson
Chief Financial Officer
(Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description
2	Agreement and Plan of Merger by and among UnionBanCal Corporation, Union Bank of California, N.A., Jackson National Life Insurance Company and Jackson Federal Bank dated as of July 1, 2004